                                   SCHEDULE A

                   DIRECTORS AND EXECUTIVE OFFICERS OF S.C.A.
                               FINANCIERE PINAULT
                               ------------------

Name and Principal
Business Address
Citizenship                   Position

________________________________________________________________________________


Francois PINAULT              Managing General Partner
4, rue de Tournon
75006 Paris
Citizenship:  French


PINAULT TRUSTEE (S.A.R.L.)      General Partner
5, boulevard de Latour Mauboug
75007 Paris
Citizenship
(Jurisdiction of Organization)      French




                                 10 of 46 Pages
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                            DIRECTORS AND EXECUTIVE
                             OFFICERS OF REXEL S.A.
                             ----------------------


Name and Principal
Business Address
Citizenship                   Position

________________________________________________________________________________


Alain REDHEUIL                          Chairman & CEO
c/o REXEL
Citizenship:  French

Pierre CHAREYRE                         Director & CFO
c/o REXEL
Citizenship:  Swiss and Belgian


Claude SCHOESETTERS                     Director
c/o REXEL
Citizenship:  French


Serge WEINBERG                          Director
c/o REXEL
Citizenship:  French


Patricia BARBIZET                       Director
c/o REXEL
Citizenship:  French


Bernard CLERC                           Director
c/o REXEL                          Honorary Chairman
Citizenship:  French


Francois PINAULT                        Director
c/o REXEL
Citizenship:  French


Francois Jean-Henri PINAULT             Director
c/o REXEL
Citizenship:  French


                                 11 of 46 Pages

Jean-Louis de ROUX                      Director
c/o REXEL
Citizenship:  French


Patrice MARTEAU                         Director
c/o REXEL
Citizenship:  French


Marc VALENTINY                          Director
c/o REXEL
Citizenship:  French

                                 12 of 46 Pages

                      DIRECTORS AND EXECUTIVE OFFICERS OF
                   INTERNATIONAL TECHNICAL DISTRIBUTORS, INC.
                   ------------------------------------------



Name and Principal
Business Address
Citizenship                             Position

________________________________________________________________________________


Alain REDHEUIL                          President
c/o REXEL
Citizenship:  French

Pierre CHAREYRE                         Secretary
c/o REXEL
Citizenship:  Swiss and Belgian


                                 13 of 46 Pages